UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):

                                  May 29, 2003


                              ORYX TECHNOLOGY CORP.
             (Exact name of registrant as specified in its charter)


          Delaware                                           22-2115841
(State or other jurisdiction                              (I.R.S. Employer
     of incorporation)                                   Identification No.)


                                     1-12680
                            (Commission File Number)


         4340 Almaden Expressway, Suite 220, San Jose, California 95118
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (408) 979-2955

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

     99.1 Press release dated May 29, 2003.


Item 9. Information Being Furnished Under Item 12.

     In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On May 29, 2003, Oryx Technology Corp. (the "Company") issued a press release regarding the Company's financial results for its fourth quarter and fiscal year ended February 28, 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1.


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 3, 2003                         ORYX TECHNOLOGY CORP.
                                            (Registrant)


                                            By:  /s/ Philip J. Micciche
                                                 -------------------------------
                                                 Philip J. Micciche
                                                 Chief Executive Officer


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